                                 VALIC COMPANY I
                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2006

GOVERNMENT SECURITIES FUND

Effective March 1, 2007, the section titled "ABOUT VC I'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AIG GLOBAL INVESTMENT CORP. ("AIGGIC")," with respect to the Government Securities Fund, is deleted in its entirety and replaced with the following:

         Investment decisions for the Government Securities Fund are made by Michael Cheah, CFA. Mr. Cheah has portfolio management responsibilities with both AIGGIC and AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"). Mr. Cheah is Vice President and Portfolio Manager of AIG SAAMCo. He joined AIG SAAMCo in July 1999 as a portfolio manager and is responsible for all investment grade fixed income portfolios.

CORE EQUITY FUND

Effective March 5, 2007, BlackRock Investment Management, LLC ("BlackRock") assumed the duties of investment sub-adviser of the Core Equity Fund (the "Fund"). BlackRock replaces Wellington Management Company, LLP and Edge Asset Management, Inc. (formerly, WM Advisors, Inc.). All references to WM Advisors, Inc. should be deleted in their entirety. In addition, references to Wellington Management's portfolio managers responsible for managing the Fund are deleted in their entirety. Shareholders of the Fund as of the close of business on March 2, 2007 will receive an information statement containing information about BlackRock and discussing reasons for the Board of Directors' decision to change sub-advisers.

Effective March 5, 2007, the Fund changed its benchmark from the Standard & Poor's 500 Index ("S&P 500 Index") to the Russell 1000(R) Index because the Russell 1000 Index is more representative of BlackRock's investment style. In the "PERFORMANCE INFORMATION" section of the Fund's FACT SHEET, the table comparing the Fund's average returns to the returns of the S&P 500(R) Index is replaced with the following:

         ------------------------------------------------------------------
         As of December 31, 2005           1 Year     5 Years     10 Years
                                           ------     -------     --------
         The Fund                           3.96%      -1.24%        4.90%
         S&P 500(R) Index                   4.91%       0.54%        9.07%
         Russell 1000(R) Index              6.27%       1.07%        9.29%
         ------------------------------------------------------------------

The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

In the section of the Prospectus titled "ABOUT VC I'S MANAGEMENT -- INVESTMENT SUB-ADVISERS," the following information is inserted following Brazos Capital Management, LP:

         Core Equity Fund
         BLACKROCK INVESTMENT MANAGEMENT, LLC
         800 Scudders Mill Road, Plainsboro, New Jersey 08536

         BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company has over 4,700 employees in 18 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe. As of December 31, 2006, the assets under management of the BlackRock organization (including its subsidiaries) were $1.125 trillion.

         The Core Equity Fund is managed by BlackRock's Basic Value Team and Large Cap Growth team. Robert C. Doll, CPA, CFA, Kevin Rendino, and Robert Martorelli are responsible for the day-to-day management of the Fund's assets.

         Mr. Doll is Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee since 2006. He was President of the funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates from 2005 to 2006, President and Chief Investment Officer of MLIM and Fund Asset Management, L.P. from 2001 to 2006; and President and Director of Princeton Services, Inc. and President of Princeton Administrators, L.P. from 2001 to 2006. He began managing the Merrill Lynch Large Cap Series in December

         1999. Mr. Doll is also head of the Large Cap Series equity team and has primary portfolio management responsibility for the Fund. Mr. Doll joined BlackRock following the merger with MLIM in 2006. Mr. Rendino is Managing Director of BlackRock, Inc. since 2006 and was Managing Director of MLIM from 2000 to 2006. Mr. Rendino joined BlackRock following its merger with MLIM in 2006 and is head of the Basic Value equity team. At MLIM, Mr. Rendino was responsible for the Merrill Lynch International Investment Funds ("MLIIF") US Basic Value Fund, the MLIF US Focused Value Fund and several offshore Merrill Lynch mutual funds. Mr. Martorelli is Managing Director of BlackRock, Inc. since 2006 and was Managing Director of MLIM from 2000 to 2006. He is a member of BlackRock's Global Fundamental Value equity team. Mr. Martorelli joined BlackRock following the merger with MLIM M in 2006. At MLIM, he was lead portfolio manager of the MLIIF US Basic Value Fund, and a senior manager for the MLIIF US Focused Value Fund.

DATE: MARCH 5, 2007